RS Growth Fund

SUMMARY PROSPECTUS — MAY 1, 2014

CLASS A (RSGRX)	CLASS C (RGWCX)	CLASS K (RSGKX)	CLASS Y (RGRYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.rsinvestments.com/prospectus. You can also get this information at no cost by calling 800.766.3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2014, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2013.

INVESTMENT OBJECTIVE

Long-term capital growth.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 115 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 38 of the Fund’s statement of additional information.

Shareholder Fees (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Share Class	Class A	Class C	Class K	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (EXPENSES ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Share Class	Class A	Class C	Class K	Class Y

Management Fees[3]	0.75%	0.75%	0.75%	0.75%

Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A

Other Expenses	0.21%	0.36%	0.39%	0.18%

Total Annual Fund Operating Expenses[4]	1.21%	2.11%	1.79%	0.93%

Fee Waiver/Expense Reimbursement[4]	-0.11%	-0.18%	-0.08%	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[4]	1.10%	1.93%	1.71%	0.83%
1	Deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.

2	Deferred sales load applies for shares sold within one year of purchase.

3	As of May 1, 2014, the Management Fee for the Fund was reduced from 0.80% to 0.75%. Expense information in this table reflects the current Management Fee.

4	RS Investments has contractually agreed to pay or reimburse the Fund’s expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.10% for Class A shares, 1.93% for Class C shares, 1.71% for Class K shares, and 0.83% for Class Y shares. This expense limitation will continue through April 30, 2015 and cannot be terminated by RS Investments prior to that date without the action or consent of the Fund’s Board of Trustees.

2	RS GROWTH FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming Redemption at End of Period

	Class A	Class C	Class K	Class Y
1 Year	$582	$296	$174	$85
3 Years	$830	$644	$556	$286
5 Years	$1,098	$1,117	$962	$505
10 Years	$1,862	$2,427	$2,099	$1,134

Assuming No Redemption

	Class A	Class C	Class K	Class Y
1 Year	$582	$196	$174	$85
3 Years	$830	$644	$556	$286
5 Years	$1,098	$1,117	$962	$505
10 Years	$1,862	$2,427	$2,099	$1,134

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests principally in equity securities of companies considered by the Fund’s investment team (at the time of purchase) to be large-cap companies. The Fund’s investment team currently considers a company to be large-cap if its market capitalization is at least $5 billion. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the

Fund, which could adversely affect its net asset value and total return, are as follows.

>	Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

>	Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

>	Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

>	Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

>	Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

>	Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

>	Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

>	Cash Position Risk

To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

>	Mid-sized Companies Risk

Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

SUMMARY PROSPECTUS	3

FUND PERFORMANCE

The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800.766.3863.

Annual Total Return for Class A Shares (CALENDAR YEAR-END)

Best Quarter  First Quarter 2012  15.38%            Worst Quarter  Fourth Quarter 2008  -23.61%

Average Annual Total Returns (PERIODS ENDED 12/31/13)

Class A Shares	Inception Date of Share Class 5/12/92	1 Year	5 Years	10 Years	Since Inception

Return Before Taxes		36.80%	18.25%	7.35%	9.77%

Return After Taxes on Distributions		36.80%	18.25%	5.92%	8.14%

Return After Taxes on Distributions and Sale of Fund Shares		20.83%	14.87%	5.60%	7.89%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		33.48%	20.39%	7.83%	8.41%

Class C Shares	6/30/07	41.20%	17.96%	—	4.38%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		33.48%	20.39%	—	7.59%

Class K Shares	11/27/06	42.64%	18.70%	—	5.89%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		33.48%	20.39%	—	8.35%

Class Y Shares	5/1/07	43.82%	19.64%	—	6.41%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		33.48%	20.39%	—	7.67%

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RS GROWTH FUND

MANAGEMENT OF THE FUND

Investment Adviser

RS Investment Management Co. LLC

Investment Team

Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA have each been a co-portfolio manager and analyst of the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

Investment Minimums	Class A	Class C	Class K	Class Y

Minimum Initial Investment	$2,500	$2,500	$1,000	None

Minimum Subsequent Investments	$100	$100	None	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Growth Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800.766.3863), or online (www.rsinvestments.com).

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RSGRX-SMPROA

WWW.RSINVESTMENTS.COM // 800.766.3863